UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 31, 2009
NEWMONT MINING CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-31240
(Commission File Number)
84-1611629
(I.R.S. Employer Identification Number)
6363 South Fiddlers Green Circle
Greenwood Village, Colorado 80111
(Address and zip code of principal executive offices)
(303) 863-7414
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On March 31, 2009, Newmont Mining Corporation (the “Company”) issued a news release announcing that an indirect subsidiary, PT Newmont Nusa Tenggara (“PTNNT”), received a decision of the international arbitration panel addressing a dispute between PTNNT and the Government of the Republic of Indonesia related to the divestiture of PTNNT’s shares to the government. A copy of the Company’s news release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	News Release dated March 31, 2009.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT MINING CORPORATION
By:	/s/ Jeffrey K. Reeser
	Name:	Jeffrey K. Reeser
	Title:	Assistant General Counsel and Assistant Secretary

Dated: April 1, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	News Release dated March 31, 2009